                                                          [LOGO]

                                             THE RUSHMORE FUND, INC.

                            ----------------------------------------------------

                                                  Annual Report

                                                    August 31, 1996

                                                ANNUAL REPORT, August 31, 1996

     [LOGO]

                                                       THE RUSHMORE FUND, INC.
                                4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814
                                                 (800) 343-3355 (301) 657-1500

Dear Shareholder:

        On December 22, 1995, the majority of the shareholders of the Rushmore U.S. Government Intermediate-Term Securities Portfolio approved the Intermediate-Term Portfolio's merger into the Rushmore U.S. Government Long-Term Securities Portfolio effective December 31, 1995. The resulting Portfolio was renamed the Rushmore U.S. Government Bond Portfolio. The U.S. Government Bond Portfolio invests in ten-year Treasury notes and thirty-year Treasury bonds. The objective is to provide high current income while maintaining safety of principal. For the year ended August 31, 1996, the Portfolio posted a total return of 0.41%. During the same period, the Lehman Brothers U.S. Government Long-Term Treasury Bond Index's total return was 1.46%. The average maturity of the Portfolio as of August 31, 1996 was 26.8 years.

        The Federal Reserve has left rates unchanged since January 1996 when it cut Federal Funds by 25 basis points. Since then, the economy has grown nicely. As we move into the third quarter it appears the economy has quite a bit of momentum, with consumer spending up, factory orders strong, and wage pressures building, consumers are optimistic. Indeed, fresh economic data shows healthy consumer and factory sectors.

        Given the strength in the recent data we believe that it is only a matter of time before the Federal Reserve raises the Federal Funds' rate a quarter of a point.

        Thank you for your continued support.

Sincerely,

[SIG]                                     [SIG]
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

September 9, 1996

                            THE RUSHMORE FUND, INC.
                         U.S. GOVERNMENT BOND PORTFOLIO
                            STATEMENT OF NET ASSETS
                                AUGUST 31, 1996

                                                                        FACE           VALUE
                                                                       AMOUNT        (NOTE 1)
                                                                    -------------  -------------
U.S. TREASURY OBLIGATIONS -- 96.76%

U.S. Treasury Notes, 5.875%, 11/15/05.............................  $  2,100,000   $  1,951,030
U.S. Treasury Bonds, 8.00%, 11/15/21..............................       100,000        108,125
U.S. Treasury Bonds, 7.50%, 11/15/24..............................     3,900,000      4,020,654
U.S. Treasury Bonds, 7.625%, 2/15/25..............................     4,050,000      4,241,107
U.S. Treasury Bonds, 6.875%, 8/15/25..............................    10,850,000     10,409,219
                                                                                   -------------
Total U.S. Treasury Obligations (Cost $22,553,049)................                   20,730,135
                                                                                   -------------

REPURCHASE AGREEMENTS -- 2.75%

With PaineWebber at 5.18%, dated 8/30/96, due 9/3/96,
  collateralized
  by U.S. Treasury Notes, due 11/30/96 (Cost $589,940)............                      589,940
                                                                                   -------------
TOTAL INVESTMENTS -- 99.51% (COST $23,142,989*)...................                   21,320,075
                                                                                   -------------
OTHER ASSETS LESS LIABILITIES -- 0.49%............................                      103,827
                                                                                   -------------
NET ASSETS (NOTE 7) -- 100.00%....................................                 $ 21,423,902
                                                                                   -------------
                                                                                   -------------
NET ASSET VALUE PER SHARE (BASED ON 2,280,728 SHARES
  OUTSTANDING)....................................................                        $9.39
                                                                                   -------------
                                                                                   -------------

              *Same cost is used for Federal income tax purposes.
                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.
                         U.S. GOVERNMENT BOND PORTFOLIO
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME (Note 1).......................................  $ 1,631,057
                                                                   ------------
EXPENSES
  Investment Advisory Fee (Note 2)...............................      127,595
  Administrative Fee (Note 2)....................................       76,557
                                                                   ------------
    Total Expenses...............................................      204,152
                                                                   ------------
NET INVESTMENT INCOME............................................    1,426,905
                                                                   ------------
Net Realized Gain on Investment Transactions.....................    1,147,575
Net Change in Unrealized Appreciation (Depreciation) of
  Investments....................................................   (2,989,249)
                                                                   ------------
NET LOSS ON INVESTMENTS..........................................   (1,841,674)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $  (414,769)
                                                                   ------------
                                                                   ------------

                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.
                         U.S. GOVERNMENT BOND PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS
                         FOR THE YEAR ENDED AUGUST 31,

                                                        1996           1995
                                                    ------------   ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income...........................  $ 1,426,905    $ 1,814,519
  Net Realized Gain (Loss) on Investment
    Transactions..................................    1,147,575       (162,740)
  Net Change in Unrealized Appreciation
    (Depreciation) of Investments.................   (2,989,249)     1,939,775
                                                    ------------   ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations...................     (414,769)     3,591,554
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income......................   (1,421,749)    (1,814,519)
  From Net Realized Gain on Investments...........           --             --
                                                    ------------   ------------
    Total Distributions to Shareholders...........   (1,421,749)    (1,814,519)
                                                    ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from Sales of Shares...................   27,184,950     24,815,509
  Net Assets Acquired in Connection with
    Acquisition of the Rushmore U.S. Government
    Intermediate-Term Securities Portfolio (Note
    4)............................................   12,773,496             --
  Reinvestment of Distributions...................    1,242,904      1,657,955
  Cost of Shares Redeemed.........................  (34,331,636)   (41,136,186)
                                                    ------------   ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Share Transactions...........    6,869,714    (14,662,722)
                                                    ------------   ------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS........    5,033,196    (12,885,687)

NET ASSETS -- Beginning of Year...................   16,390,706     29,276,393
                                                    ------------   ------------
NET ASSETS -- End of Year.........................  $21,423,902    $16,390,706
                                                    ------------   ------------
                                                    ------------   ------------

SHARES
  Sold............................................    2,724,777      2,729,920
  Issued in Connection with Acquisition of the
    Rushmore U.S. Government Intermediate-Term
    Securities Portfolio (Note 4).................    1,182,595             --
  Issued in Reinvestment of Distributions.........      124,401        183,562
  Redeemed........................................   (3,408,891)    (4,480,768)
                                                    ------------   ------------
    Net Increase (Decrease) in Shares.............      622,882     (1,567,286)
                                                    ------------   ------------
                                                    ------------   ------------

                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                         FOR THE YEAR ENDED AUGUST 31,

                                                      1996        1995        1994        1993        1992
                                                   ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Year...........     $ 9.89      $ 9.08     $ 11.55     $ 10.62      $ 9.97
                                                   ----------  ----------  ----------  ----------  ----------
  Income from Investment Operations:
    Net Investment Income........................      0.563       0.606       0.599       0.650       0.697
    Net Realized and Unrealized Gains (Losses) on
      Securities.................................     (0.502)      0.810      (1.880)      1.304       0.649
                                                   ----------  ----------  ----------  ----------  ----------
      Total from Investment Operations...........      0.061       1.416      (1.281)      1.954       1.346
                                                   ----------  ----------  ----------  ----------  ----------
  Distributions to Shareholders:
    From Net Investment Income...................     (0.561)     (0.606)     (0.602)     (0.650)     (0.696)
    From Net Realized Capital Gains..............         --          --      (0.583)     (0.374)         --
                                                   ----------  ----------  ----------  ----------  ----------
      Total Distributions to Shareholders........     (0.561)     (0.606)     (1.185)     (1.024)     (0.696)
                                                   ----------  ----------  ----------  ----------  ----------
  Net Increase (Decrease) in Net Asset Value.....      (0.50)       0.81       (2.47)       0.93        0.65
                                                   ----------  ----------  ----------  ----------  ----------
  Net Asset Value -- End of Year.................     $ 9.39      $ 9.89      $ 9.08     $ 11.55     $ 10.62
                                                   ----------  ----------  ----------  ----------  ----------
                                                   ----------  ----------  ----------  ----------  ----------

TOTAL INVESTMENT RETURN..........................       0.41%      16.35%     (10.29)%     20.92%      13.97%

RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................       0.80%       0.80%       0.80%       0.80%       0.80%
  Net Investment Income..........................       5.59%       6.75%       5.97%       6.08%       6.80%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate........................       95.0%       63.3%      188.3%      173.6%      298.0%
  Net Assets at End of Year (000's omitted)......    $21,424     $16,391     $29,276     $24,094     $22,803
  Number of Shares Outstanding at End of Year
    (000's omitted)..............................      2,281       1,658       3,225       2,085       2,148

                       See Notes to Financial Statements.

                            THE RUSHMORE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of two separate portfolios each with its own investment objectives and policies. These financial statements report on one of the two portfolios: U.S. Government Bond Portfolio. On August 31, 1996, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

       (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gains and losses from security transactions are computed on an identified cost basis.

       (c) Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates, ("the Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the average daily net assets of the U.S. Government Bond Portfolio. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund.

For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the U.S. Government Bond Portfolio.

3.  SECURITIES TRANSACTIONS

For the year ended August 31, 1996, purchases of securities were $29,103,622 and sales (including maturities) of securities were $21,965,766. These totals exclude short-term securities.

4.  MERGER

On December 31, 1995, the Rushmore U.S. Government Long-Term Securities Portfolio acquired all the net assets of the Rushmore U.S. Government Intermediate-Term Securities Portfolio; pursuant to a plan of reorganization approved by the Rushmore U.S. Government Intermediate-Term Securities Portfolio shareholders on December 22, 1995. The acquisition was accomplished by a tax-free exchange of 1,182,595 shares of Rushmore U.S. Government Long-Term Securities Portfolio (valued at $12,773,496) for 1,291,408 shares of Rushmore U.S. Government Intermediate-Term Securities Portfolio, outstanding on December 31, 1995. The transferred Portfolio's net assets at that date were $12,773,496, including $962,905 of unrealized appreciation and $979,097 of accumulated loss carryforwards, which combined with those of the Rushmore U.S. Government Long-Term Securities Portfolio.

The aggregate net assets of the Portfolios immediately before and after the acquisition were as follows:

                                                              Before          After
                                                            Acquisition    Acquisition
                                                           -------------  -------------
Rushmore U.S. Government Long-Term Securities
  Portfolio..............................................  $ 20,483,071   $ 33,256,567
Rushmore U.S. Government Intermediate-Term Securities
  Portfolio..............................................  $ 12,773,496             --

Immediately following the Reorganization, the Rushmore U.S. Government Long-Term Securities Portfolio was renamed "The Rushmore U.S. Government Bond Portfolio."

5.  REORGANIZATION

On May 31, 1996, Fund for Government Investors acquired all the net assets of the Rushmore Money Market Portfolio ("Portfolio") of the Fund pursuant to a plan of reorganization approved by the Portfolio's shareholders on May 24, 1996. The acquistion was accomplished by a tax-free exchange of 21,852,849 shares (valued at $1 per share) of Fund for Government Investors for 21,852,849 shares of the Portfolio, outstanding on May 31, 1996. The transferred Porfolio's net assets at that date were $21,852,849, consisting solely of capital stock.

6.  NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of August 31, 1996, net depreciation of investments for Federal income tax purposes was $1,822,914, of which $253,597 related to appreciated investments and $2,076,511 related to depreciated investments. At August 31, 1996, the cost of the Fund's securities for Federal income tax purposes was $23,142,989.

7.  NET ASSETS

At August 31, 1996, net assets consisted of the following:

Paid-in-Capital.........................................................  $ 23,698,217
Undistributed Net Investment Income.....................................         5,156
Accumulated Net Realized Loss on Investments............................      (456,557)
Net Unrealized Depreciation on Investments..............................    (1,822,914)
                                                                          -------------
NET ASSETS..............................................................  $ 21,423,902
                                                                          -------------
                                                                          -------------

8.  CAPITAL LOSS CARRYOVERS

Permanent differences between tax and financial reporting of net investment income and realized gains/(losses) are reclassified to paid-in-capital. As of August 31, 1996, realized losses of $692 were reclassified to paid-in-capital.

At August 31, 1996, for Federal income tax purposes, the U.S. Government Bond Portfolio had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

Expires August 31,
------------------------------------------------------------------
2001..............................................................  $  253,963
2002..............................................................     233,727
                                                                    ----------
                                                                    $  487,690
                                                                    ----------
                                                                    ----------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
of The Rushmore Fund, Inc.:

    We have audited the statement of net assets of the U.S. Government Bond Portfolio (one of the Portfolios) of The Rushmore Fund, Inc. as of August 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio (one of the Portfolios) of The Rushmore Fund, Inc. at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the presented periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
October 11, 1996